                                                                    Exhibit 99.1

                             Form 3 Joint Filer Information

Name:                                        Crestline Assurance Holdings LLC

Address:                                     201 Main Street, Suite 1900
                                             Fort Worth, TX 76102

Date of Event Requiring Statement:           04/24/2020

Name:                                        Crestline Management, L.P.

Address:                                     201 Main Street, Suite 1900
                                             Fort Worth, TX 76102

Date of Event Requiring Statement:           04/24/2020

Name:                                        Crestline Investors, Inc.

Address:                                     201 Main Street, Suite 1900
                                             Fort Worth, TX 76102

Date of Event Requiring Statement:           04/24/2020